Exhibit A

WARRANT NO.: [_________]


                                              FORM OF WARRANT

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES REPRESENTED HEREBY HAVE BEEN TAKEN BY THE REGISTERED OWNER FOR INVESTMENT, AND WITHOUT A VIEW TO RESALE OR DISTRIBUTION THEREOF, AND MAY NOT BE SOLD, TRANSFERRED OR DISPOSED OF WITHOUT AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH TRANSFER OR DISPOSITION DOES NOT VIOLATE THE SECURITIES ACT OF 1933, AS AMENDED, THE RULES AND REGULATIONS THEREUNDER OR OTHER APPLICABLE SECURITIES LAWS.


                               WARRANT TO PURCHASE
                                 COMMON STOCK OF
                           MAVERICK OIL AND GAS, INC.

         This warrant ("Warrant") is to verify that, FOR VALUE RECEIVED, [_____________________________] ("Holder") is entitled to purchase, subject to the terms and conditions hereof, from MAVERICK OIL AND GAS, INC., a Nevada corporation (the "Company"), [_____________] shares of common stock, $.001 par value per share, of the Company (the "Common Stock"), at any time during the period commencing at 9:00 a.m., Eastern Standard Time on [*], 2005 (the "Commencement Date") and ending at 5:00 p.m. Eastern Standard Time on [insert 30 months after Commencement Date] (the "Termination Date"), at an exercise price (the "Exercise Price") of $1.70 per share of Common Stock. The number of shares of Common Stock purchasable upon exercise of this Warrant and the Exercise Price per share shall be subject to adjustment from time to time upon the occurrence of certain events as set forth below.

         The shares of Common Stock or any other shares or other units of stock or other securities or property, or any combination thereof, then receivable upon exercise of this Warrant, as adjusted from time to time, are sometimes referred to hereinafter as "Exercise Shares." The exercise price per share as from time to time in effect is referred to hereinafter as the "Exercise Price."

1.  Exercise of Warrant; Issuance of Exercise Shares.

         (a) Exercise of Warrant. Subject to the terms hereof, the purchase rights represented by this Warrant are exercisable by the Holder in whole or in part, at any time, or from time to time, by the surrender of this Warrant and the Notice of Exercise annexed hereto duly completed and executed on behalf of the Holder, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company) accompanied by payment of the Exercise Price in full in cash or by bank or certified check for the Exercise Shares with respect to which this Warrant is exercised.

         In the event that this Warrant shall be duly exercised in part prior to the Termination Date, the Company shall issue a new Warrant or Warrants of like tenor evidencing the rights of the Holder thereof to purchase the balance of the Exercise Shares purchasable under the Warrant so surrendered that shall not have been purchased.

         (b) Issuance of Exercise Shares: Delivery of Warrant Certificate. The Company shall, within ten (10) business days or as soon thereafter as is practicable of the exercise of this Warrant, issue in the name of and cause to be delivered to the Holder one or more certificates representing the Exercise Shares to which the Holder shall be entitled upon such exercise under the terms hereof. Such certificate or certificates shall be deemed to have been issued and the Holder shall be deemed to have become the record holder of the Exercise Shares as of the date of the due exercise of this Warrant.

         (c) Exercise Shares Fully Paid and Non-assessable. The Company agrees and covenants that all Exercise Shares issuable upon the due exercise of the Warrant represented by this Warrant certificate ("Warrant Certificate") will, upon issuance and payment therefor in accordance with the terms hereof, be duly authorized, validly issued, fully paid and non-assessable and free and clear of all taxes (other than taxes which, pursuant to Section 2 hereof, the Company shall not be obligated to pay) or liens, charges, and security interests created by the Company with respect to the issuance thereof.

         (d) Reservation of Exercise Shares. The Company covenants that during the term that this Warrant is exercisable, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Exercise Shares upon the exercise of this Warrant, and from time to time will take all steps necessary to amend its articles of incorporation to provide sufficient reserves of shares of Common Stock issuable upon the exercise of the Warrant.

         (e) Fractional Shares. The Company shall not be required to issue fractional shares of capital stock upon the exercise of this Warrant or to deliver Warrant Certificates that evidence fractional shares of capital stock. In the event that any fraction of an Exercise Share would, except for the provisions of this subsection (e), be issuable upon the exercise of this Warrant, the Company shall pay to the Holder exercising the Warrant an amount in cash equal to such fraction multiplied by the Current Market Value of the Exercise Share on the last business day prior to the date on which this Warrant is exercised. The "Current Market Value" for any day shall be determined as follows:

                  (i) if the Exercise Shares are traded in the over-the-counter market and not on any national securities exchange and not on the NASDAQ National Market System or NASDAQ Small Cap Market (together, the "NASDAQ Reporting System"), the average of the mean between the last bid and asked prices per share, as reported by the National Quotation Bureau, Inc., or an equivalent generally accepted reporting service, or if not so reported, the average of the closing bid and asked prices for an Exercise Share as furnished to the Company by any member of the National Association of Securities Dealers, Inc., selected by the Company for that purpose; or

                  (ii) if the Exercise Shares are listed or traded on a national securities exchange or the NASDAQ Reporting System, the closing price on the principal national securities exchange on which they are so listed or traded, on the NASDAQ Reporting System, as the case may be, on the last business day prior to the date of the exercise of this Warrant. The closing price referred to in this clause (ii) shall be the last reported sales price or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices, in either case on the national securities exchange on which the Exercise Shares are then listed or in the NASDAQ Reporting System; or

                  (iii) if no such closing price or closing bid and asked prices are available, as determined in any reasonable manner as may be prescribed by the Board of Directors of the Company.

2.      Payment of Taxes.

         (a) Stamp Taxes. The Company will pay all documentary stamp taxes, if any, attributable to the initial issuance of Exercise Shares upon the exercise of this Warrant; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue of any Warrant Certificates or any certificates for Exercise Shares in a name other than that of the Holder of a Warrant Certificate surrendered upon the exercise of a Warrant, and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

         (b) Withholding. The Holder shall pay to the Company, or make arrangements satisfactory to the Company regarding payment of, any federal, state, local and/or payroll taxes of any kind required by law to be withheld with respect to the grant of this Warrant or the issuance of the Exercise Shares. The Company may, to the extent permitted by law, deduct any such taxes from any payment of any kind otherwise due to the Holder whether or not pursuant to this Warrant. The Holder may elect, with the consent of the Company, to have such tax withholding obligation satisfied, in whole or in part, by: (i) authorizing the Company to withhold from the Exercise Shares a number of shares of Common Stock having an aggregate Fair Market Value that would satisfy the minimum withholding amount due, or (ii) delivering to the Company a number of shares of Common Stock of which the Holder is the record and beneficial owner and that have been held by the Holder for at least six (6) months with an aggregate Fair Market Value that would satisfy the minimum withholding amount due. The Company may require that any fractional share amount be settled in cash. For the purposes of this Section 2, the term "Fair Market Value" shall be an amount equal to the average of the Current Market Value (as defined in
Section 1(e)) for the ten (10) days preceding the date on which the amount of tax to be withheld is determined.


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

3. Mutilated or Missing Warrant Certificates. In case any Warrant shall be mutilated, lost, stolen or destroyed, the Company may in its discretion issue, in exchange and substitution for and upon cancellation of the mutilated Warrant, or in lieu of and in substitution for the Warrant lost, stolen or destroyed, a new Warrant or Warrants of like tenor and in the same aggregate denomination, but only (i) in the case of loss, theft or destruction, upon receipt of evidence satisfactory to the Company of such loss, theft or destruction of such Warrant and indemnity or bond, if requested, also satisfactory to them and (ii) in the case of mutilation, upon surrender of the mutilated Warrant. Applicants for such substitute Warrants shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company or its counsel may prescribe.

4. Rights of Holder. The Holder shall not, by virtue of anything contained in this Warrant or otherwise, be entitled to any right whatsoever, either in law or equity, of a stockholder of the Company, including without limitation, the right to receive dividends or to vote or to consent or to receive notice as a shareholder in respect of the meetings of shareholders or the election of directors of the Company or any other matter.

5. Registration of Transfers and Exchanges. The Warrant shall be transferable, subject to the provisions of Section 7 hereof, only upon the books of the Company, if any, to be maintained by it for that purpose, upon surrender of the Warrant Certificate to the Company at its principal office accompanied (if so required by the Company) by a written instrument or instruments of transfer in form satisfactory to the Company and duly executed by the Holder thereof or by the duly appointed legal representative thereof or by a duly authorized attorney and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. In all cases of transfer by an attorney, the original letter of attorney, duly approved, or an official copy thereof, duly certified, shall be deposited and remain with the Company. In case of transfer by executors, administrators, guardians or other legal representatives, duly authenticated evidence of their authority shall be produced, and may be required to be deposited and remain with the Company in its discretion. Upon any such registration of transfer, a new Warrant shall be issued to the transferee named in such instrument of transfer, and the surrendered Warrant shall be canceled by the Company.

         Any Warrant may be exchanged, at the option of the Holder thereof and without charge, when surrendered to the Company at its principal office, or at the office of its transfer agent, if any, for another Warrant or other Warrants of like tenor and representing in the aggregate the right to purchase from the Company a like number and kind of Exercise Shares as the Warrant surrendered for exchange or transfer, and the Warrant so surrendered shall be canceled by the Company or transfer agent, as the case may be.

6. Adjustment of Exercise Shares and Exercise Price. The Exercise Price and the number and kind of Exercise Shares purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the happening of certain events as hereinafter provided. The Exercise Price in effect at any time and the number and kind of securities purchasable upon exercise of each Warrant shall be subject to adjustment as follows:

         (a) In case of any consolidation or merger of the Company with another corporation (other than a merger with another corporation in which the Company is the surviving corporation and which does not result in any reclassification or change -- other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination -- of outstanding Common Stock issuable upon such exercise), the rights of the Holder of this Warrant shall be adjusted in the manner described below:

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

                  (i) In the event that the Company is the surviving corporation or is merged into a wholly owned subsidiary for the purpose of incorporating the Company in a different jurisdiction, this Warrant shall, without payment of additional consideration therefor, be deemed modified so as to provide that the Holder of this Warrant, upon the exercise thereof, shall procure, in lieu of each share of Common Stock theretofore issuable upon such exercise, the kind and amount of shares of stock, other securities, money and property receivable upon such consolidation or merger by the holder of each share of Common Stock, had exercise of this Warrant occurred immediately prior to such consolidation or merger. This Warrant (as adjusted) shall be deemed to provide for further adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 6. The provisions of this clause (i) shall similarly apply to successive reclassifications, changes, consolidations and mergers.

                  (ii) In the event that the Company is not the surviving corporation (except in the case of a merger of the Company into a wholly owned subsidiary for the purpose of incorporating the Company in a different jurisdiction), Holder shall be given at least fifteen (15) days prior written notice of such transaction and shall be permitted to exercise this Warrant, to the extent it is exercisable as of the date of such notice, during this fifteen
(15) day period. Upon expiration of such fifteen (15) day period, this Warrant and all of Holder's rights hereunder shall terminate.

         (b) If the Company, at any time while this Warrant, or any portion thereof, remains outstanding and unexpired, by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section 6.


         (c) In case the Company shall (i) pay a dividend or make a distribution on its shares of Common Stock in shares of Common Stock, (ii) subdivide or classify its outstanding Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding Common Stock into a smaller number of shares, the Exercise Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination or reclassification, shall be proportionally adjusted so that the Holder of this Warrant exercised after such date shall be entitled to receive the aggregate number and kind of shares that, if this Warrant had been exercised by such Holder immediately prior to such date, such Holder would have been entitled to receive upon such dividend, subdivision, combination or reclassification. For example, if the Company declares a 2 for 1 stock dividend or stock split and the Exercise Price immediately prior to such event was $2.00 per share, the adjusted Exercise Price immediately after such event would be $1.00 per share. Such adjustment shall be made successively whenever any event listed above shall occur. Whenever the Exercise Price payable upon exercise of each Warrant is adjusted pursuant to this subsection (c), the number of Exercise Shares purchasable upon exercise of this Warrant shall simultaneously be adjusted by multiplying the number of Exercise Shares initially issuable upon exercise of this Warrant by the Exercise Price in effect on the date hereof and dividing the product so obtained by the Exercise Price, as adjusted.

         (d) If the Company, at any time after the date of this Warrant is outstanding (other than in a transaction subject to subsection (a), (b), or (c) above):
                  (i) issues or sells, or is deemed to have issued or sold, any Common Stock, other than Excluded Shares (as that term is hereafter defined);

                  (ii) in any manner grants, issues or sells any rights, options, warrants, options to subscribe for or to purchase Common Stock or any stock or other securities convertible into or exchangeable for Common Stock other than Excluded Shares (such rights, options or warrants being herein called "Options" and such convertible or exchangeable stock or securities being herein called "Convertible Securities"); or

                  (iii) in any manner issues or sells any Convertible Securities other than Excluded Shares;


for (1) with respect to paragraph (i) above, a price per share, or (2) with respect to paragraphs (ii) or (iii) above, a price per share (including the consideration per share paid on issuance of the Option or Convertible Securities) for which Common Stock issuable upon the exercise of such Options or upon conversion or exchange of such Convertible Securities is less than the Exercise Price in effect immediately prior to such issuance, sale or grant, then, immediately after such issuance, sale or grant, the Exercise Price shall be reduced to the amount determined by dividing (1) the sum of (x) the product derived by multiplying the Exercise Price in effect immediately prior to such issue or sale by the number of shares of Common Stock Deemed Outstanding immediately prior to such issue or sale, plus (y) the consideration, if any, received or deemed to have been received by the Company upon such issue or sale, by (2) the number of shares of Common Stock Deemed Outstanding immediately after such issue or sale. No modification of the issuance terms shall be made upon the actual issuance of such Common Stock upon exercise, conversion or exchange of such Options or Convertible Securities. If there is a change at any time in (i) the exercise price provided for in any Options, (ii) the additional consideration, if any, payable upon the issuance, conversion or exchange of any Convertible Securities or (iii) the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock, then immediately after such change the Exercise Price shall be adjusted to the Exercise Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed exercise price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold; provided, however, that no adjustment shall be made if such adjustment would result in an increase of the Exercise Price then in effect. However, upon the expiration of any such Options or Convertible Securities, the issuance of which resulted in an adjustment of the Exercise Price pursuant to this subsection (d), if all or any portion of any such Options or Convertible Securities shall not have been exercised, the Exercise Price shall immediately upon such expiration be increased to the price which it would have been after the issuance of such Options or Convertible Securities on the basis of the Company offering for subscription, purchase, conversion, exchange or acquisition only that number of shares of Common Stock (if any) actually purchased upon the exercise of such Options or Convertible Securities actually exercised. For the purposes of this subsection (d), the term "Common Stock Deemed Outstanding" means, at any given time, the sum of the number of shares of Common Stock actually outstanding at such time plus the number of shares of Common Stock issuable upon the exercise of all options, rights and warrants and the conversion or exchange of convertible or exchangeable securities outstanding at such time, whether or not such options, rights, or warrants, or convertible or exchangeable securities are actually exercisable, convertible or exchangeable at such time. For the purposes of this subsection
(d), the consideration for the issue or sale of any securities of the Company shall, irrespective of the accounting treatment of such consideration, (x) insofar as it consists of cash, be computed at the net amount of cash received by the Company, without deducting any expenses paid or incurred by the Company or any commissions or compensations paid or concessions or discounts allowed to underwriters, dealers or others performing similar services in connection with such issue or sale, and (y) insofar as it consists of property (including securities) other than cash, be computed at the fair value thereof at the time of such issue or sale, as determined in good faith by the Board of Directors of the Company. For purposes of this subsection (d), the term "Excluded Shares" shall mean (i) shares of Common Stock issued or issuable pursuant to this Warrant, (ii) shares of Common Stock issued in the Offering, (iii) shares of Common Stock issued in other offerings of securities completed during the Offering Period or within ninety (90) days thereafter, (iii) shares of Common Stock upon conversion of the $2,000,000 convertible note or warrants to be issued to Trident Growth Fund (or one or more of its affilates), (iv) shares of Common Stock issuable upon the exercise of any options or warrants outstanding on the date of this Warrant, (v) shares of Common Stock issuable pursuant to or upon the conversion of any note, debenture, debt instrument and all other written agreements to which the Company is a party on the date of this Agreement; (vi) shares of Common Stock (including grants, options and warrants) issuable pursuant to or in accordance with any plan for the benefit of employees, directors, officers, or consultants approved by the Company's Board of Directors; and (vii) shares of Common Stock issued or issuable in connection with acquisitions of businesses, mineral interests, or other real property interests (or of companies conducting or having such businesses, mineral interests, or other real property interests), joint ventures or projects made or entered into by the Company or any of its direct or indirect subsidiaries.

         (e) In the event that at any time, as a result of an adjustment made pursuant to subsection (a), (b) or (c) above, the Holder of this Warrant thereafter shall become entitled to receive any Exercise Shares of the Company, other than Common Stock, thereafter the number of such other shares so receivable upon exercise of this Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in subsections (a), (b) or
(c) above.

         (f) Irrespective of any adjustments in the Exercise Price or the number or kind of Exercise Shares purchasable upon exercise of this Warrant, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the similar Warrants initially issuable pursuant to this Warrant.

         (g) Whenever the Exercise Price shall be adjusted as required by the provisions of the foregoing Section 6, the Company shall forthwith file in the custody of its Secretary or an Assistant Secretary at its principal office and with its stock transfer agent, if any, an officer's certificate showing the adjusted Exercise Price determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment, including a statement of the number of additional shares of Common Stock, if any, and such other facts as shall be necessary to show the reason for and the manner of computing such adjustment. Each such officer's certificate shall be made available at all reasonable times for inspection by the holder and the Company shall, forthwith after each such adjustment, mail a copy by certified mail of such certificate to the Holder.


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

         (h) All calculations under this Section 6 shall be made to the nearest cent or to the nearest one one-hundredth (1/100th) of a share, as the case may be.

7. Restrictions on Transferability: Restrictive Legend. Neither this Warrant nor the Exercise Shares shall be transferable except in accordance with the provisions of this Section.

         (a) Restrictions on Transfer; Indemnification. Neither this Warrant nor any Exercise Share may be offered for sale or sold, or otherwise transferred or sold in any transaction which would constitute a sale thereof within the meaning of the Securities Act of 1933, as amended (the "1933 Act"), unless (i) such security has been registered for sale under the 1933 Act and registered or qualified under applicable state securities laws relating to the offer and sale of securities, or (ii) exemptions from the registration requirements of the 1933 Act and the registration or qualification requirements of all such state securities laws are available and the Company shall have received an opinion of counsel satisfactory to the Company that the proposed sale or other disposition of such securities may be effected without registration under the 1933 Act and would not result in any violation of any applicable state securities laws relating to the registration or qualification of securities for sale, such counsel and such opinion to be satisfactory to the Company.

         The Holder agrees to indemnify and hold harmless the Company against any loss, damage, claim or liability arising from the disposition of this Warrant or any Exercise Share held by such holder or any interest therein in violation of the provisions of this Section 7.

         (b) Restrictive Legends. Unless and until otherwise permitted by this
Section 7, this Warrant Certificate, each Warrant Certificate issued to the Holder or to any transferee or assignee of this Warrant Certificate, and each certificate representing Exercise Shares issued upon exercise of this Warrant or to any transferee of the person to whom the Exercise Shares were issued, shall bear a legend setting forth the requirements of subsection (a) of this Section 7, together with such other legend or legends as may otherwise be deemed necessary or appropriate by counsel to the Company.

         (c) Removal of Legend. The Company shall, at the request of any registered holder of a Warrant or Exercise Share, exchange the certificate representing such security for a certificate representing the same security not bearing the restrictive legend required by subsection (b) if, in the opinion of counsel acceptable to the Company, such restrictive legend is no longer necessary.

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

8. Registration Rights. The Holder shall be entitled to the rights and subject to the obligations set forth in Section 6 of that certain Securities Purchase Agreement dated on or about the date hereof by and between the Company and the Holder.

9. Notices. All notices or other communications under this Warrant shall be in writing and shall be deemed to have been given on the day of delivery if delivered by hand, on the fifth day after deposit in the mail if mailed by certified mail, postage prepaid, return receipt requested, or on the next business day after mailing if sent by a nationally recognized overnight courier such as federal express, addressed as follows:

                  If to the Company:

                  Maverick Oil and Gas, Inc.
                  888 Las Olas Boulevard, Suite 400,
                  Fort Lauderdale, Florida, 33301
                  Attention:  Chief Executive Officer

                  with a copy to:

                  SMC Capital Advisors, Inc.
                  1604 Locust Street, 3rd Floor
                  Philadelphia, PA 19103
                  Attention: Stephen M. Cohen, Esquire

                  and to the Holder at the address of the Holder appearing on the books of the Company or the Company's transfer agent, if any.

         Either of the Company or the Holder may from time to time change the address to which notices to it are to be mailed hereunder by notice in accordance with the provisions of this Section 9.

10. Supplements and Amendments. The Company may from time to time supplement or amend this Warrant without the approval of any holders of Warrants in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision, or to make any other provisions in regard to matters or questions herein arising hereunder which the Company may deem necessary or desirable and which shall not materially adversely affect the interests of the Holder.

11. Successors and Assigns. This Warrant shall inure to the benefit of and be binding on the respective successors, assigns and legal representatives of the Holder and the Company.

12. Severability. If for any reason any provision, paragraph or terms of this Warrant is held to be invalid or unenforceable, all other valid provisions herein shall remain in full force and effect and all terms, provisions and paragraphs of this Warrant shall be deemed to be severable.

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

13. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, without regard to the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

14. Headings. Section and subsection headings used herein are included herein for convenience of reference only and shall not affect the construction of this Warrant nor constitute a part of this Warrant for any other purpose.

                  [Remainder of page intentionally left blank]

    IN WITNESS WHEREOF, the Company has caused these presents to be duly executed as of the ___ day of ______________, 2005.


                                             MAVERICK OIL AND GAS, INC.



                                             By:
                                                --------------------------------
                                                Name:
                                                Title:


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



                                   APPENDIX A

                               NOTICE OF EXERCISE

To:      Maverick Oil and Gas, Inc.
         888 Las Olas Boulevard, Suite 400,
         Fort Lauderdale, Florida, 33301
         Attention:  Chief Executive Officer

         (1) The undersigned hereby elects to purchase ____________ shares of Common Stock of Maverick Oil and Gas, Inc., a Nevada corporation, pursuant to the terms of the attached Warrant, and tenders herewith payment of the Exercise Price for such shares in full in accordance with the terms of the Warrant in full in cash or by bank or certified check.

         (2) In exercising this Warrant, the undersigned hereby confirms and acknowledges that the shares of Common Stock to be issued upon conversion hereof are being acquired solely for the account of the undersigned, not as a nominee for any other party, and for investment purposes only (unless such shares are subject to resale pursuant to an effective prospectus), and that the undersigned will not offer, sell or otherwise dispose of any such shares of Common Stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

         (3) Terms not otherwise defined in this Notice of Exercise shall have the meanings ascribed to such terms in the attached Warrant.

         (4) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned.




                                                  HOLDER



__________________________                        _____________________________
(Date)                                            (Signature)


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